SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): Sepetember 7, 2000


                          BIOSOURCE INTERNATIONAL, INC.
               (Exact Name of Registrant as Specified in Charter)


        Delaware                      0-21930                77-0340829
(State or Other Jurisdiction        (Commission            (IRS Employer
     of Incorporation)              File Number)         Identification No.)


                                 542 Flynn Road
                           Camarillo, California 93012
                    (Address of Principal Executive Offices)

                                 (805) 987-0086
                         (Registrant's Telephone Number)


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ITEM 5.  Other Events.

     Reference is made to the press release of BioSource International, Inc. (the "Registrant"), issued on September 7, 2000, which contains information meeting the requirements of this Item 5, and which is incorporated herein by this reference. A copy of the press release is attached to this Form 8-K as
Exhibit 99.1.

ITEM    7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements. None.

     (b)  Pro Forma Financial Information. None.

     (c)  Exhibits.

          Exhibit 99.1 Press Release of the Registrant dated September 7, 2000.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


September 11, 2000                          BIOSOURCE INTERNATIONAL, INC.



                                           By:   /S/ CHARLES C. BEST
                                               --------------------------------
                                                  Charles C. Best
                                                  Chief Financial Officer


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                                  EXHIBIT INDEX

EXHIBIT                                                                            PAGE NUMBER


99.1 Press Release of the Registrant dated January 10, 2000.                         5


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